UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): June 15, 2010

Bakers Footwear Group, Inc.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                On June 15, 2010, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the quarter ended May 1, 2010. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.  Also on June 15, 2010, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the quarter ended June 15, 2010. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

                The Press Release includes references to adjusted EBITDA, which is a non-GAAP financial measure as defined in Regulation G under the rules of the Securities and Exchange Commission. Adjusted EBITDA is calculated in accordance with the terms of the Company’s secured revolving credit facility and is defined as net income (loss) before deducting interest expense, income taxes, depreciation, gains or losses on disposal of property and equipment, impairment expense, and stock based compensation expense. Adjusted EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of the Company’s operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the Company’s ability to meet cash needs. The Company believes that adjusted EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost) and is also used to determine compliance with a financial covenant in the Company’s secured revolving credit facility. This information has been disclosed in the Press Release to permit a more complete comparative analysis of the Company’s operating performance relative to other companies. Adjusted EBITDA may not, however, be comparable in all instances to other similar types of measures.

                The information set forth in Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(a) of the Securities Act of 1933 and Section 21(e) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors.

                Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and our most recent quarterly report on form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                On June 16, 2010, Bakers Footwear Group, Inc. (the “Company”) was notified by The Nasdaq Stock Market (“Nasdaq”) that the Nasdaq Hearings Panel has determined to delist the shares of the Company’s common stock from the Nasdaq.  As previously reported, we have not met, since October 31, 2009, the $2,500,000 minimum stockholders’ equity required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b). As previously announced, we notified Nasdaq on June 15, 2010 that we did not meet the requirement as of that date.  We have no further plans to appeal Nasdaq’s determination to delist the Company’s shares.

                Nasdaq suspended trading of the Company’s shares on the Nasdaq Capital Market effective at the opening of business on June 18, 2010.  We expect that Nasdaq will complete the delisting process by filing a Form 25-NSE Notification of Delisting with the SEC after all applicable appeal periods have lapsed.  On June 18, 2010, the Company’s common stock was quoted on the OTC Bulletin Board market trading under the symbol “BKRS.OB” by a market maker.  Please see “Part II — Item 1A. — Risk Factors — We expect that our common stock will be suspended from trading on, and delisted from, Nasdaq shortly, which may negatively impact the value of our common stock, decrease the ability of our shareholders or potential shareholders to purchase or sell shares of our common stock and have a material adverse effect on our ability to obtain financing” in our most recent Quarterly Report on Form 10-Q.

                The information set forth above contains forward-looking statements (within the meaning of Section 27(a) of the Securities Act of 1933 and Section 21(e) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report.

                Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and our most recent quarterly report on form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

                On June 16, 2010, the Company held its Annual Meeting of Shareholders.  Shareholders were asked to consider and act upon:

(1)  The election of five directors to serve until the Company’s 2011 Annual Meeting, or until a successor is elected and qualified; and

(2)  A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

                The shareholders elected all of the Company’s nominees for director and ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for fiscal year 2010.  The votes for, withheld, against, abstentions, and broker non-votes, where applicable, for each matter are set out below.

(1)  Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter A. Edison	5,211,211	28,523	1,457,662
Andrew N. Baur	5,210,211	29,523	1,457,662
Timothy F. Finley	5,207,211	32,523	1,457,662
Harry E. Rich	5,206,211	33,523	1,457,662
Scott C. Schnuck	5,211,211	28,523	1,457,662

(2)  Proposal regarding ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010:

                Number of Votes For:  6,695,277

                Number of Votes Against:  2,069

                Number of Votes Abstain:  50

                Number of Broker Non-Votes:  0

Item 7.01.  Regulation FD Disclosure.

                The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

                (d)  Exhibits.  See Exhibit Index.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: June 21, 2010	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III
Executive Vice President,
Chief Financial Officer,
Controller, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated June 15, 2010 relating to results for the quarter ended May 1, 2010.

99.2	Excerpts from the transcript of the conference call held on June 15, 2010.